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                                                                  EXHIBIT 10



INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 19 to Registration Statement No. 2-95002 of Sun Life (N.Y.) Variable Account A on Form N-4 of our report dated February 4, 1999 accompanying the financial statements of Sun Life (N.Y.) Variable Account A and to the use of our report dated February 4, 1999 (except for Note 18 for which the date is March 25, 1999) accompanying the statutory financial statements of Sun Life Insurance and Annuity Company of New York appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the incorporation by reference of our reports dated February 4, 1999 appearing in the Annual Report on Form 10-K of Sun Life Insurance and Annuity Company of New York for the year ended December 31, 1998.



We also consent to the references to us under the heading "Condensed Financial Information - Accumulation Unit Values" in the Prospectus, which is part of such Registration Statement, and under the heading and "Accountants" in such Statement of Additional Information.



DELOITTE & TOUCHE LLP



Boston, Massachusetts
April 27, 1999